IDEX II TAX-EXEMPT PORTFOLIO

                   COMPUTATION OF AVERAGE ANNUAL TOTAL RETURN
            (assuming deduction of the maximum sales charge of 4.75%)


THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Average Annual Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        3.1%

        ERV      =        $1,031

        P        =        $1,000

        N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        9.2%

        ERV      =        $1,550

        P        =        $1,000

        N        =        5

FOR THE PERIOD FROM APRIL 1, 1985 THROUGH SEPTEMBER 30, 1992:

        T        =        8.6%

        ERV      =        $1,870

        P        =        $1,000

        N        =        7.6

                          IDEX II TAX-EXEMPT PORTFOLIO

                       COMPUTATION OF AVERAGE ANNUAL TOTAL
       RETURN (assuming no deduction of the maximum sales charge of 4.75%)

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Average Annual Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        8.2%

        ERV      =        $1,082

        P        =        $1,000

        N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        10.2%

        ERV      =        $1,622

        P        =        $1,000

        N        =        5

FOR THE PERIOD FROM APRIL 1, 1985 THROUGH SEPTEMBER 30, 1992:

        T        =        9.1%

        ERV      =        $1,942

        P        =        $1,000

        N        =        7.6

                          IDEX II TAX-EXEMPT PORTFOLIO

                     COMPUTATION OF CUMULATIVE TOTAL RETURN
          (assuming no deduction of the maximum sales charge of 4.75%)

THE FORMULA USED TO CALCULATE TOTAL RETURN IS:

                             T = ((ERV / P) 1/N) - 1

WHERE:  T        =        Cumulative Total Return

        ERV      =        Ending redeemable value of the initial investment for
                          the periods shown

        P        =        $1,000 initial investment

        N        =        Number of years (assumed to be one year)

FOR THE ONE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        8.2%

        ERV      =        $1,082

        P        =        $1,000

        N        =        1

FOR THE FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1992:

        T        =        62.2%

        ERV      =        $1,622

        P        =        $1,000

        N        =        1

FOR THE PERIOD FROM APRIL 1, 1985 THROUGH SEPTEMBER 30, 1992:

        T        =        94.2%

        ERV      =        $1,942

        P        =        $1,000

        N        =        1

                          IDEX II TAX-EXEMPT PORTFOLIO

                              COMPUTATION OF YIELD

       Yield computation for the 30-day period ending SEPTEMBER 30, 1992.


YIELD = 2   { ( (a - b) / (c * d)  +  1) 6  -  1}

YIELD = 2   { ( (164,076  -  25,867) / (2,526,155  x   12.2)  +  1) 6  -  1}

YIELD = 2   {1.0272  -  1}

YIELD =     .0544

YIELD =     5.44%

                          IDEX II TAX-EXEMPT PORTFOLIO

                       COMPUTATION OF TAX-EQUIVALENT YIELD



          The formula used for calculating the tax-equivalent yield is:

YIELD =  30 day SEC yield (page 4 of 5)
         1 - applicable tax rate


For the 30 days ended September 30, 1992 (assuming a tax rate of 28%):


TAX EQUIVALENT YIELD =     5.44%
                          ------
                        1 - .28%


TAX EQUIVALENT YIELD =  7.28%